Exhibit 99.1

1 IBM Announces Kyndryl Form 10 Filing Related to Separation September 28, 2021 IBM is taking an important step in advancing its focus on hybrid cloud and AI with the separation of its managed infrastructure services business into a new public company, Kyndryl. On September 28, Kyndryl publicly filed its Form 10 Registration Statement with the SEC. The full document can be found on the SEC’s website (www.sec.gov). The purpose of this article is to help stakeholders better understand the information included in the Form 10 and considerations in using the Form 10 financial information. Important takeaway items for stakeholders are: x IBM expects to execute the separation by the end of the year, after which Kyndryl will be reclassified as a discontinued operation. x IBM will hold an investor briefing on October 4, 2021 to discuss its go-forward business including its path towards sustainable mid-single digit revenue growth. It expects to provide recast historical financial data on a Continuing Operations basis before the end of the year. x Form 10 Kyndryl financials cannot be used to determine IBM’s operational financial profile post separation. Strategic Rationale of the Separation: Creating Value Through Focus The separation of Kyndryl creates two industry-leading companies, which will continue to have a strong commercial relationship. Each of these companies will have increased clarity and ability to focus on their respective operating and financial models, including capital deployment, investment strategies, and investment grade capital structures. It will also enable greater freedom of action to partner and capture new opportunities. The outcome of these actions will be increased value for clients and investors. Summary of Share Distribution To effect the separation, IBM will distribute at least 80.1% of Kyndryl’s common stock to IBM’s shareholders, with IBM retaining no more than 19.9%. IBM intends to dispose of any retained common stock within 12 months after distribution.

2 The distribution is being taken in a tax-efficient manner for U.S. shareholders. IBM’s proceeds from the separation will be utilized in its deleveraging plans. What information does the Form 10 provide? The Form 10 includes a discussion of Kyndryl’s business environment, strategy, risk factors, and management system. The document outlines, for example, how Kyndryl will be better positioned to execute on growth opportunities and capture value through focus and freedom of action to partner and invest. The filing also provides certain Kyndryl combined financial statements such as the historical statements and the pro forma financial statements. It contains no forward- looking financial information. Historical “carve-out” financial statements Based on U.S. Generally Accepted Accounting Principles, the historical statements are meant to represent IBM’s managed infrastructure services business as it was historically managed within IBM’s integrated business model. However, the carve-out methodologies and principles used to prepare the historical statements may not be reflective of the results of operations, financial position, and cash flows had Kyndryl been a separate company during the periods presented. For example, the historical statements: x Do not include items such as new commercial pricing arrangements and contract scope changes, among others ($0.5 billion net benefit in 2020). x Reflect allocations from IBM’s integrated operating model, such as marketing and global sales coverage design, which management believes are not $B Revenue (GAAP) Pre-Tax Income/(Loss) (GAAP) Free Cash Flow** 2020 Kyndryl Historical* $19.4 ($1.8) ($0.3) *Reflects Form 10 Filed with the SEC September 28, 2021 ** See non-GAAP information section

3 consistent with Kyndryl’s structure as a standalone public company ($0.6 billion benefit in 2020). Adjusting for these items results in a 2020 free cash flow of approximately $0.7 billion, which is a more representative view of Kyndryl. IBM’s Future Reporting and Baseline After separation, IBM will move Kyndryl to discontinued operations. The discontinued operations result will not be consistent with either the Kyndryl historical financial statements or the pro forma financial statements presented in the Kyndryl Form 10. For example, discontinued operations will not include: x Historical intercompany transactions between IBM and Kyndryl. x Spending for shared services (e.g., marketing, auditing, tax, legal, global sales coverage, etc.) in support of the Kyndryl business. Post separation, IBM’s reporting will be on a continuing operations basis. Due to the exclusion of these items from the Kyndryl discontinued operations, IBM’s historical recast of continuing operations will also be impacted. Given this, to provide transparency to investors, IBM is providing a preliminary view of its 2020 post- separation revenue and free cash flow baseline, which is a more representative view of IBM’s on-going business.

4 Future communications IBM plans to host a virtual investor briefing on October 4, 2021 in which it will discuss the business strategy, operational management system, financial profile of the business and mid-term model for IBM post separation, including its path towards sustainable mid-single digit revenue growth. IBM currently expects to execute the separation of Kyndryl by the end of the year. The Form 10 filed on September 28, 2021 is subject to change and will be made final prior to the effective date. As the separation will occur after the end of the third quarter, IBM’s third quarter results, which we currently expect to report on October 20, 2021 will include Kyndryl in the consolidated results. To allow investors and analysts to update their models ahead of our fourth quarter 2021 earnings report in January, IBM expects to provide a view of its historical results on a continuing operations basis by the end of the year. To facilitate investors’ understanding of the growth dynamics after the separation, IBM intends to provide insight into the revenue growth contribution from the Kyndryl commercial relationship during its quarterly earnings reporting for the first year after separation. Additional information including links to the investor briefing event and restated financials will be available on IBM’s Investor Relations website (www.ibm.com/investor).

5 Forward-looking statements and non-GAAP information: Except for the historical information and discussions contained herein, certain statements made in this portal article may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements. This article, the below-mentioned rationale for management’s use of non-GAAP metrics and the below-mentioned reconciliations are integrally related and are intended to be presented and understood together. In an effort to provide additional and useful information regarding IBM’s historical results and forward- looking financial information on a continuing operations basis, as determined by generally accepted accounting principles (GAAP), these materials contain non-GAAP financial measures, specifically 2020 free cash flow as well as a post-separation modeled free cash flow estimate. Additionally, these materials contain certain Kyndryl non-GAAP financial measures, specifically 2020 free cash flow as well as a 2020 estimate of modeled free cash flow. The rationale for management’s use of non-GAAP information and a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures are included in Exhibits 99.2 and Exhibit 99.3, respectively, to the company’s Form 8-K furnished with the SEC on September 28, 2021.